SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of report (Date of earliest event reported): March 30, 2004
                                (March 29, 2004)

                            DOV Pharmaceutical, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                      000-49730                22-3374365
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of principal executive offices) (Zip code)

                                 (201) 968-0980
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Required FD Disclosure.

On March 29, 2004, registrant issued a press release, a copy of which is included as an exhibit to this filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibit is furnished herewith:

Exhibit
Number      Title
-------     -----

99.1        Press release dated March 29, 2004, issued by registrant

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DOV Pharmaceutical, Inc.


Date: March 30, 2004                    /s/ Arnold Lippa
                                        -----------------------------
                                        Arnold Lippa
                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Title
-------     -----

99.1        Press release dated March 29, 2004, issued by registrant